Time charters acquired:	12 Months Ended
Dec. 31, 2017
Amortization of above-market acquired time charter contract to revenues
Time charters acquired:

7. Time charters acquired:

In December 2015, in connection the Lena River Acquisition (Note 3(c)), the Partnership paid an aggregate $240.0 million consideration consisting of (i) the purchase price of the vessel and (ii) the fair value of the favorable time charter contract attached to the vessel. As a result, the Partnership recognized an intangible asset of $20.0 million which represents the fair value of the time charter acquired, at the time of acquisition.

For the year ended December 31, 2017, 2016 and 2015, the amortization of the above market acquired time charter related to the Lena River Acquisition amounted to $7,247, $7,268 and $218, respectively, and is included in Voyage revenues in the accompanying consolidated statements of income. As of December 31, 2017, 2016 and 2015, accumulated amortization amounted to $14,733, $7,486 and $218, respectively. The unamortized portion of the respective intangible asset as of December 31, 2017 and 2016, amounting to $5,267 and $12,514, respectively is presented under “Above-market acquired time charter contract” in the accompanying consolidated balance sheets. The unamortized balance as of December 31, 2017, is expected to be amortized to revenues through the third quarter of 2018, the anticipated expiration date of the respective charter contract.